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                          VAN KAMPEN AMERICAN CAPITAL
                          EMERGING MARKETS INCOME FUND
                     SUPPLEMENT DATED MARCH 13, 1996 TO THE
 PROSPECTUS DATED OCTOBER 27, 1995, AS PREVIOUSLY SUPPLEMENTED ON FEBRUARY 23,
                                     1996.

     The Prospectus contains disclosure with respect to a class of the Fund's shares designated "Class A Shares". The minimum initial investment for Class A Shares is $100,000.